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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 15, 1999

                                IMH ASSETS CORP.
(as depositor under a Series 1999-1 Indenture dated as of March 15, 1999, providing for, among other things, the issuance of Collateralized Asset-Backed Bonds Series 1999-1)



                                IMH ASSETS CORP.
              (Exact name of Depositor as specified in its charter)

         CALIFORNIA                333-60707                  33-0705301
         ----------                ---------                  ----------
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
of Incorporation)                 File Number)            Identification No.)


            20371 Irvine Avenue
            Santa Ana Heights, California                        92707
            -----------------------------                        -----
            (Address of Principal                              (Zip Code)
            Executive Offices)


Registrant's telephone number, including area code, is (714) 556-0122

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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         Exhibit No.               Description
         -----------               -----------

         3.1 Amended and Restated Trust Agreement, dated as of February 26, 1999, among IMH Assets Corp., as depositor, Wilmington Trust Company, as owner trustee and LaSalle National Bank, as Certificate Registrar and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 1999-1.

         4.1 Indenture dated as of February 26, 1999, between Impac CMB Trust Series 1999-1, as issuer and LaSalle National Bank, as indenture trustee, Collateralized
                                   Asset-Backed Bonds, Series 1999-1.

         99.1 Servicing Agreement, dated as of February 1, 1999, between Impac Funding Corporation (formerly known as ICI Funding Corporation), as master servicer, Impac CMB Trust Series 1999-1, as issuer and LaSalle National Bank, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 1999-1.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IMH ASSETS CORP.



                                           By:  /s/ Richard J. Johnson
                                                ---------------------------
                                           Name:    Richard J. Johnson
                                           Title:   Chief Financial Officer

Dated: March 15, 1999

                                  EXHIBIT INDEX


EXHIBIT NO.                    DESCRIPTION
-----------                    -----------

3.1 Amended and Restated Trust Agreement, dated as of February 26, 1999, between IMH Assets Corp., as depositor, Wilmington Trust Company, as owner trustee and LaSalle National Bank, as Certificate Registrar and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 1999-1.

4.1 Indenture, dated as of February 26, 1999, between Impac CMB Trust Series 1999-1, as issuer and LaSalle National Bank, as indenture trustee, Collateralized Asset-Backed Bonds, Series 1999-1.

99.1 Servicing Agreement, dated as of February 1, 1999, between Impac Funding Corporation, as master servicer, Impac CMB Trust Series 1999-1, as issuer and LaSalle National Bank, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 1999-1.



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